UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2006

                               AMASYS Corporation
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                   0-21555                       54-1812385
--------------------------    --------------------         --------------------
(State or Other Jurisdiction  (Commission File No.)        (I.R.S. Employer
   of Incorporation)                                        Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia           22314
--------------------------------------------------------------      -----
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (703) 797-8111
                                                     --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

     AMASYS Corporation ("AMASYS") today announced it has signed an agreement to acquire all of the shares of common stock of World Mineral Corporation, a Nevada corporation ("WMC") from WMC shareholders solely in exchange for an aggregate of 14,775,000 newly issued shares of AMASYS common stock (the "Exchange"). As part of the contemplated transaction, AMASYS has signed agreements to redeem and convert all of its outstanding Series A Preferred Stock.

     Following the closing of the contemplated transaction (which is anticipated to occur within the next 90 days), WMC will become a wholly-owned subsidiary of AMASYS and the newly issued shares held by WMC will represent approximately 74% percent of the total outstanding shares of common stock of AMASYS.

     AMASYS has also executed agreements to redeem from the holders of its Series A Preferred Stock, pro rata to their respective ownership interests, 55,209 shares of Series A Preferred Stock in consideration for (a) AMASYS' entire interest in the outstanding promissory note in the principal amount of $857,000 in favor of AMASYS made by Comtex News Network, Inc. and (b) 2,153,437 shares of Comtex common stock. Pursuant to the agreement, the holders of the Series A convert the balance of the Series A shares, together with any and all rights to accrued but unpaid dividends thereon, into 2,111,860 shares of AMASYS Common Stock.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

(d) Exhibits.

                  Exhibit No.          Description

                    99.1 Agreement and Plan of Share Exchange by and among AMASYS Corporation, World Mineral Corporation and the shareholders of World Mineral
                                       Corporation, dated September 26, 2006

                    99.2 Redemption and Conversion Agreement between AMASYS Corporation and
                                       Tepco Ltd., dated September 25, 2006

                    99.3 Redemption and Conversion Agreement between AMASYS Corporation and Andrew S. Zamfotis, dated September 25, 2006

                    99.4               Press Release dated September 27, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         AMASYS CORPORATION



DATE:  September 27, 2006           By:  /s/ C.W. Gilluly, Ed.D.
                                         --------------------------------------
                                         C.W. Gilluly, Ed.D.
                                         President and Chief Executive Officer